EXHIBIT 10-X

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT



          THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of September 30, 1999 (the "First Amendment") among BERGEN BRUNSWIG DRUG COMPANY, a California corporation (the "Borrower" or "Bergen Drug"), BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (the "Parent"), PHARMERICA, INC., a Delaware corporation ("PharMerica"; PharMerica, the Parent and Bergen Drug are collectively called the "Borrowers"), the Lenders party to the Amended and Restated Credit Agreement referred to below, and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of April 23, 1999 (as amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

          WHEREAS, the Borrowers have requested the Agent and the Lenders to amend the Credit Agreement to provide that up to $300,000,000 of receivables may be sold in a Permitted Receivables Transaction (as defined in the Credit Agreement), and the Agent and the Required Lenders are willing to do so, on the terms and conditions specified herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

          2. Amendment. The Borrowers, the Agent and the Lenders hereby agree that the definition of the term "Permitted Receivables Transaction" in Schedule I to the Credit Agreement shall be amended and restated to read in its entirety as follows:

               "Permitted Receivables Transaction" means any agreement of the Parent or any of its Subsidiaries providing for sales, transfers or conveyances of up to $300,000,000 of receivables purporting to be sales (and considered sales under GAAP).

          3. Representations and Warranties. The Borrowers each represent and warrant to the Agent and the Lenders that, on and as of the date hereof and as of the date the conditions set forth in Section 4 hereof shall have been satisfied, and after giving effect to this First Amendment:

          3.1 Authorization. The execution, delivery and performance by each of the Borrowers of this First Amendment has been duly authorized by all necessary corporate action by each of them, and this First Amendment has been duly executed and delivered by the Borrowers.

          3.2 Binding Obligation. This First Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them respectively in accordance with its terms.

          3.3 No Legal Obstacle to First Amendment. The execution, delivery and performance of this First Amendment will not (a) contravene the Organic Documents of any of the Borrowers; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting any of the Borrowers which individually or in the aggregate does or could reasonably be expected to have a Materially Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any Borrower's properties. No approval or authorization of any governmental authority or regulatory body or other Person is required to permit the execution, delivery or performance by the Borrowers of this First Amendment, or the transactions contemplated hereby.

          3.4 Incorporation of Certain Representations. The representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5 Default. No Default or Event of Default has occurred and is continuing.

          4.  Conditions,   Effectiveness.   The  effectiveness  of  this  First
Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and the following:

          4.1 Counterparts. The delivery to the Agent of counterparts of this First Amendment executed by the Borrowers, the Required Lenders and the Agent.

          4.2 Resolutions, etc. The Agent shall have received from each of the Borrowers a certificate, dated as of the date hereof, of its Secretary or Assistant Secretary as to:

               (a)  resolutions of its Board of Directors then in full force and
     effect  authorizing  the  execution,   delivery  and  performance  of  this
     Agreement and each other Credit Document to be executed by it; and

               (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Credit Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or an Assistant Secretary of each of the Borrowers canceling or amending such prior certificate.

          4.3 Other Evidence. The delivery to the Agent of such other evidence with respect to the Borrowers or any other person as the Agent or any Lender may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

          5. Miscellaneous.

          5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement, the Notes and the other Credit Documents shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2 Waivers. This First Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require any of the Lenders to agree to an amendment, waiver or consent for a similar transaction on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

          5.3 Counterparts. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Borrowers, the Agent and the Required Lenders shall have signed a copy hereof, the same shall have been delivered to the Agent and the conditions set forth in Section 5 hereof shall have been satisfied.

          5.4 Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                                             BERGEN BRUNSWIG DRUG COMPANY


                                             By:  /s/ Eric J. Schmitt
                                             Name:  Eric J. Schmitt
                                             Title: V.P. Finance & Treasurer



                                             BERGEN BRUNSWIG CORPORATION


                                             By:  /s/ Eric J. Schmitt
                                             Name:  Eric J. Schmitt
                                             Title: V.P. Finance & Treasurer



                                             PHARMERICA, INC.


                                             By:  /s/ Eric J. Schmitt
                                             Name:  Eric J. Schmitt
                                             Title: V.P. Finance & Treasurer



                                             BANK OF AMERICA,
                                             NATIONAL ASSOCIATION,
                                             as Administrative Agent


                                             By:/s/Gina Meador
                                             Name:Gina Meador
                                             Title:Vice President


                                             By: /s/Vanessa Sheh Meyer
                                             Name:Vanessa Sheh Meyer
                                             Title:Managing Director

                                             BANK OF AMERICA,
                                             NATIONAL ASSOCIATION


                                             By:
                                             Name:
                                             Title:


                                             THE CHASE MANHATTAN BANK


                                             By:/s/Dawn Lee Lum
                                             Name:Dawn Lee Lum
                                             Title:Vice President



                                             WACHOVIA BANK, N.A.


                                             By:/s/Eero Maki
                                             Name:Eero Maki
                                             Title:Vice President



                                             ABN AMRO BANK N.V.


                                             By: /s/Paul K. Stimpel
                                             Name:Paul K. Stimpel
                                             Title:Group Vice President


                                             By: /s/Shikha Rehman
                                             Name:Shikha Rehman
                                             Title:Vice President


                                             BANK OF MONTREAL


                                             By:
                                             Name:
                                             Title:

                                             FIRST UNION NATIONAL BANK


                                             By:/s/Anthony D. Braxton
                                             Name:Anthony D. Braxton
                                             Title:Vice President



                                             BANCA NAZIONALE DEL
                                             LAVORO S.p.A. - NEW YORK
                                             BRANCH


                                             By:
                                             Name:
                                             Title:



                                             BANCA POPULAR DE PUERTO RICO


                                             By:
                                             Name:
                                             Title:



                                             BANK OF HAWAII


                                             By: /s/Scott R. Nahme
                                             Name:Scott R. Nahme
                                             Title:Vice President



                                             THE BANK OF NEW YORK


                                             By:/s/Rebecca K. Levine
                                             Name:Rebecca K. Levina
                                             Title:Vice President

                                             THE BANK OF NOVA SCOTIA


                                             By: /s/R.P. Reynolds
                                             Name:R.P. Reynolds
                                             Title:Relationship Manager



                                             FLEET NATIONAL BANK


                                             By:
                                             Name:
                                             Title:



                                             MELLON BANK, N.A.


                                             By:
                                             Name:
                                             Title:



                                             NATIONAL CITY BANK OF PENNSYLVANIA


                                             By:
                                             Name:
                                             Title:

                                             THE NORTHERN TRUST COMPANY


                                             By:/s/ David J. Mitchell
                                             Name:David J. Mitchell
                                             Title:Vice President



                                             SUNTRUST BANK, CENTRAL
                                             FLORIDA, N.A.


                                             By:/s/Richard A. Anderson, Jr.
                                             Name:Richard A. Anderson, Jr.
                                             Title:Vice President



                                             WELLS FARGO BANK, N.A.


                                             By:/s/Donald A. Hartmann
                                             Name:Donald A. Hartmann
                                             Title:Sr. Vice President


                                             By:/s/Catherine M. Wallace
                                             Name:Catherine M. Wallace
                                             Title:Vice President


                                             THE FIFTH THIRD BANK


                                             By:/s/Megan S. Heisel
                                             Name:Megan S. Heisel
                                             Title:Asst. Cashier



                                             BANCA DI ROMA-SAN FRANCISCO


                                             By:/s/Richard G. Dietz
                                             Name:Richard G. Dietz
                                             Title:


                                             By:/s/Thomas C. Woodruff
                                             Name:Thomas C. Woodruff
                                             Title:

                                             VIA BANQUE


                                             By:
                                             Name:
                                             Title:

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT is made and dated as of December 13, 1999 (the "Second Amendment") among BERGEN BRUNSWIG DRUG COMPANY, a California corporation ("Bergen Drug"), BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (the "Parent"), PHARMERICA, INC., a Delaware corporation ("PharMerica"; PharMerica, the Parent and Bergen Drug are collectively called the "Borrowers"), the Lenders party to the Credit Agreement referred to below, and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of April 23, 1999, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 1999 (as so amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

          WHEREAS, the Borrowers have requested the Agent and the Lenders to amend the Credit Agreement, and the Agent and the Required Lenders are willing to do so, on the terms and conditions specified herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

          2. Amendment. The Borrowers, the Agent and the Lenders hereby agree as follows:

          2.1. Amendments to Schedule I.

               (a) The definition of the term "EBIT" in Schedule I to the Credit Agreement shall be amended and restated to read in its entirety as follows:

               "EBIT" means, for any period, consolidated earnings of the Parent and its Subsidiaries for such period before interest and taxes (including, without limitation and without duplication, all interest paid by the Parent under its subordinated debt securities issued to the Trusts and all payments by the Parent of dividends and distributions with respect to the Guaranteed Preferred Securities), before up to $93,000,000 of certain non-cash charges taken by the Borrower in its Fiscal Quarter ending September 30, 1998, before up to $53,700,000 of one-time, non-recurring charges taken in its Fiscal Quarter ending September 30, 1999 in connection with the write-down of certain accounts receivable, and before up to
     $50,000,000 of extraordinary, non-cash charges in any Fiscal Year thereafter associated with acquisitions.

          (b) The definition of the term "Permitted Receivables  Transaction" in
Schedule I to the Credit Agreement shall be amended and restated to read in its entirety as follows:

               "Permitted Receivables Transaction" means (i) any agreement of the Parent or any of its Subsidiaries providing for sales, transfers or conveyances of receivables purporting to be sales that do not provide, directly or indirectly, for recourse against the seller of such receivables (or against any of such seller's Affiliates) by way of a guaranty or any other support arrangement, with respect to the collectibility of such receivables (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for transactions of a similar type, taking into account such factors as historical bad debt loss experience and obligor concentration levels; provided, that the sum of the net investment of the ultimate purchaser in such receivables and the amount of Indebtedness
     outstanding   under  clause  (ii)  hereof  does  not  at  any  time  exceed
     $400,000,000 or (ii) any credit facility of the Parent or any of its Subsidiaries that is secured by receivables of the Parent and its Subsidiaries and the proceeds thereof; provided, that the sum of the aggregate principal amount of the Indebtedness so secured and the net investment of the ultimate purchaser under clause (i) hereof shall not at any time exceed $400,000,000 and provided, further that the maturity date of any such credit facility shall not extend beyond January 31, 2000.

          2.2. Amendments to Section 7.2.1. Clause (h) of Section 7.2.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               (h) Indebtedness    in    respect   of  any Permitted Receivables
     Transaction;

          2.3. Amendments to Section 7.2.3. Clause (c) of Section 7.2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          (c) its Interest Coverage Ratio on the last day of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

                  Date                                Ratio
         December 31, 1999                           2.25:1.0
         March 31, 2000                              2.10:1.0
         June 30, 2000 and thereafter                3.0:1.0

          3. Representations and Warranties. The Borrowers each represent and warrant to the Agent and the Lenders that, on and as of the date hereof and as of the date the conditions set forth in Section 4 hereof shall have been satisfied, and after giving effect to this Second Amendment:

          3.1. Authorization. The execution, delivery and performance by each of the Borrowers of this Second Amendment has been duly authorized by all necessary corporate action by each of them, and this Second Amendment has been duly executed and delivered by the Borrowers.

          3.2. Binding Obligation. This Second Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them respectively in accordance with its terms.

          3.3. No Legal Obstacle to Second Amendment. The execution, delivery and performance of this Second Amendment will not (a) contravene the Organic Documents of any of the Borrowers; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting any of the Borrowers which individually or in the aggregate does or could reasonably be expected to have a Materially Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any Borrower's properties. No approval or authorization of any governmental authority or regulatory body or other Person is required to permit the execution, delivery or performance by the Borrowers of this Second Amendment, or the transactions contemplated hereby.

          3.4. Incorporation of Certain Representations. The representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5. Default. No Default or Event of Default has occurred and is continuing.

          4.  Conditions,   Effectiveness.  The  effectiveness  of  this  Second
Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and the following:

          4.1. Counterparts. The delivery to the Agent of counterparts of this Second Amendment executed by the Borrowers, the Required Lenders and the Agent.

          4.2. Resolutions, etc. The Agent shall have received from each of the Borrowers a certificate, dated as of the date hereof, of its Secretary or Assistant Secretary as to:

               (a)  resolutions of its Board of Directors then in full force and
     effect  authorizing  the  execution,   delivery  and  performance  of  this
     Agreement and each other Credit Document to be executed by it; and

               (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Credit Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or an Assistant Secretary of each of the Borrowers canceling or amending such prior certificate.

          4.3. Amendment Fees. Payment to the Agent, for the pro rata benefit of each Lender approving this Second Amendment on or before 3:00 p.m., Eastern Standard Time, on December 13, 1999, of an amendment fee in an amount equal to
 .35% of the aggregate amount of the Commitments held by the Lenders that have executed and delivered this Second Amendment by such time; and payment of all other fees and expenses of the Agent in connection with this Second Amendment (including, without limitation, the fees and expenses of the counsel to the Agent).

          4.4. Other Evidence. The delivery to the Agent of such other evidence with respect to the Borrowers or any other person as the Agent or any Lender may reasonably request in connection with this Second Amendment and the compliance with the conditions set forth herein.

          5. Miscellaneous.

          5.1. Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement, the Notes and the other Credit Documents shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2. Waivers. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require any of the Lenders to agree to an amendment, waiver or consent for a similar transaction on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

          5.3. Counterparts. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Borrowers, the Agent and the Required Lenders shall have signed a copy hereof, the same shall have been delivered to the Agent and the conditions set forth in Section 5 hereof shall have been satisfied.

          5.4. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

                                                BERGEN BRUNSWIG DRUG COMPANY


                                                By: /s/ Eric J. Schmitt
                                                Name: Eric J. Schmitt
                                                Title: Vice President Finance &
                                                       Treasurer



                                                BERGEN BRUNSWIG CORPORATION


                                                By: /s/ Eric J. Schmitt
                                                Name: Eric J. Schmitt
                                                Title: Vice President Finance &
                                                       Treasurer



                                                PHARMERICA, INC.


                                                By: /s/ Milan A. Sawdei
                                                Name: Milan A. Sawdei
                                                Title: Executive Vice President



                                                BANK OF AMERICA, NATIONAL
                                                ASSOCIATION, as Administrative
                                                Agent


                                                By: /s/ Gina Meador
                                                Name: Gina Meador
                                                Title: Vice President

                                                BANK OF AMERICA, NATIONAL
                                                ASSOCIATION


                                                By: /s/ Vanessa Shen Meyer
                                                Name: Vanessa Shen Meyer
                                                Title: Managing Director


                                                THE CHASE MANHATTAN BANK


                                                By: /s/ Dawn Lee Lun
                                                Name: Dawn Lee Lun
                                                Title: Vice Presaident



                                                WACHOVIA BANK, N.A.


                                                By: /s/ Jessica S. Wright
                                                Name: Jessica S. Wright
                                                Title: Vice President



                                                ABN AMRO BANK N.V.


                                   By: /s/ Paul K. Stimpel      /s/ Shika Rehman
                                   Name: Paul K. Stimpel        Shika Rehman
                                   Title: Group Vice Pres.      Vice Pres.

                                                BANK OF MONTREAL


                                                By: /s/ Michael B. Joyce
                                                Name: Michael B. Joyce
                                                Title: Managing Director



                                                FIRST UNION NATIONAL BANK


                                                By: /s/ Mark B. Felker
                                                Name: Mark B. Felker
                                                Title: Senior Vioe President


                                                BANCA NAZIONALE DEL LAVORO
                                                S.P.A. - NEW YORK BRANCH


                            By: /s/ Roberto Mancone       /s/ Leonardo Valentini
                            Name: Roberto Mancone         Leonardo Valentini
                            Title: Senior Loan Officer    First Vice President



                                                BANCA POPULAR DE PUERTO RICO


                                                By: /s/ Maria Fuentes
                                                Name: Maria Fuentes
                                                Title: Senior Vice President

                                                 BANK OF HAWAII


                                                 By: /s/Scott R. Nahme
                                                 Name: Scott R. Nahme
                                                 Title: Vice President



                                                 THE BANK OF NEW YORK


                                                  By:  /s/ Rebecca K. Levine
                                                  Name: Rebecca K. Levine
                                                  Title: Vice President



                                                  THE BANK OF NOVA SCOTIA


                                                  By:
                                                  Name:
                                                  Title:

                                                  FLEET NATIONAL BANK


                                                  By: /s/ Carol Paige Castle
                                                  Name: Carol Paige Castle
                                                  Title: Senior Vice President

                                                  MELLON BANK, N.A.


                                                  By: /s/  L. C. Ivey
                                                  Name: L. C. Ivey
                                                  Title: Vice President



                                                  NATIONAL CITY BANK OF
                                                  PENNSYLVANIA


                                                  By: /s/  David G. Arampa
                                                  Name: David G. Arampa
                                                  Title: Vice President and
                                                         Regional Manager



                                                  THE NORTHERN TRUST COMPANY


                                                  By: /s/ David J. Mitchell
                                                  Name: David J. Mitchell
                                                  Title: Vice President


                                                  SUNTRUST BANK, CENTRAL
                                                  FLORIDA, N.A.


                                                  By: /s/ John A. Fields
                                                  Name: John A. Fields
                                                  Title: Vice President

                                                  WELLS FARGO BANK, N.A.


                                By: /s/ Catherine Wallace     /s/ Frieda Youlios
                                Name: Catherine Wallace       Frieda Youlios
                                Title: Vice President         Vice President


                                                   THE FIFTH THIRD BANK


                                                   By: /s/ Megan Heisel
                                                   Name: Megan Heisel
                                                   Title: Assistant Cashier



                                             BANCA DI ROMA-SAN FRANCISCO


                                 By: /s/ Frances Barolo   /s/ Thomas C. Woodruff
                                 Name:  Frances Barolo    Thomas C. Woodruff
                                 Title:



                                                VIA BANQUE


                                       By: /s/ C. Prot       /s/ J.F. Vitte
                                       Name: C. Prot         J.F. Vitte
                                       Title: